UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2019

Whitestone REIT
(Exact Name of Registrant as Specified in Charter)

Maryland	001-34855	76-0594970

(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 500
Houston, TX	77063

(Address of Principal Executive Offices)	(Zip Code)

(713) 827-9595

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares of beneficial interest, par value $0.001 per share	WSR	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders.

Whitestone REIT (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on May 14, 2019. At the Annual Meeting, the Company’s shareholders voted on each of the proposals presented, which are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 4, 2019 (the “Proxy Statement’). Holders of 35,772,095 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting.

Proposal 1: Election of Trustee

Each of Paul T. Lambert and David F. Taylor was elected to serve on the Board of Trustees (the “Board”) until the 2022 annual meeting of shareholders and until his successor is duly elected and qualified, based on the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Paul T. Lambert	17,378,296	7,271,029	11,232,527
David F. Taylor	17,413,299	7,236,026	11,232,527

Pursuant to the Amendment, each of Donald F. Keating and Najeeb A. Khan will continue to hold office until the 2020 annual meeting of shareholders and each of Nandita V. Berry, Jack L. Mahaffey and James C. Mastandrea will continue to hold office until the 2021 annual meeting of shareholders.

Proposal 2: Advisory Vote on Executive Compensation

An advisory resolution to approve executive compensation, as described in the Proxy Statement, was approved, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,788,113	8,608,500	252,712	11,232,527

Proposal 3: Approval of the Amendment

The proposal to approve an amendment to Section 5.2 of the Company’s Declaration of Trust to declassify the Board on the terms set forth in the Proxy Statement was approved, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,669,574	742,423	237,328	11,232,527

Proposal 4: Ratification of the Appointment of the Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Pannell Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was approved, based on the following votes:

Votes For	Votes Against	Abstentions
34,556,189	1,107,117	218,546

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT
Date: May 16, 2019	By:	/s/ David K. Holeman
David K. Holeman
Chief Financial Officer